SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): OCTOBER 15, 2009

USA THERAPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148990	35-2298521
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

9500 W. Flamingo Rd. Suite 205

Las Vegas, NV 89147

(Address of principal executive offices)

702-523-5344

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Harold Gewerter, Esq.

2705 Airport Dr.

Las Vegas, NV 89032

phone: 702.382.1714

fax: 702.382.1759

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

USA THERAPY, INC.

Item 4.01. Change in Registrant’s Certifying Accountant.

a. On October 15, 2009, Board of Directors of the Registrant dismissed Seale & Beers, CPA’s, its independent registered public account firm. On the same date, October 15, 2009, the accounting firm of M&K CPA’s, PLLC, was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale & Beers, CPA’s and the engagement of M&K CPA’s, PLLC as its independent auditor.

Seale & Beers, CPA’s never issued reports on the financial statements of the Company. During the time period from August 6, 2009 through October 15, 2009 when the relationship ceased, there were no disagreements between Seale & Beers and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale & Beers would have caused Seale & Beers to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended June 30, 2009 and 2008, and any subsequent interim periods through the date the relationship with Seale & Beers ceased.

The Company has authorized Seale & Beers to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Seale & Beers review the disclosure and Seale & Beers has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended June 30, 2009 and June 30, 2008, and any later interim period, including the interim period up to and including the date the relationship with Seale & Beers ceased. M&K has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). M&K did not furnish a letter to the Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Exhibits.

Exhibit No.

Description

16.1

Letter from Seale & Beers, CPA’s

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2009

USA Therapy, Inc.

By: /s/ Todd Bauman

Todd Bauman

Chairman of the Board

3